Exide Technologies
Adjusted EBITDA Reconciliation by Segment
Fiscal Year Ended March 31, 2005
(in millions)

EXHIBIT 99.3

Fiscal Year Ended March 31, 2005	Transportation		Industrial Energy
		Europe and		Europe and			Successor	Predecessor
	North America	ROW	North America	ROW	Other	Total	Company	Company	Total
Net income (loss)	$(100.4)	$(112.1)	$(19.7)	$(108.1)	$1,595.8	$1,255.5	$(493.1)	$1,748.6	$1,255.5
Interest expense, net	—	—	—	—	48.0	48.0	39.2	8.8	48.0
Income tax provision (benefit)	—	—	—	—	29.2	29.2	31.7	(2.5)	29.2
Fresh Start accounting adjustments, net	—	—	—	—	(228.4)	(228.4)	—	(228.4)	(228.4)
Gain on discharge of liabilities subject to compromise	—	—	—	—	(1,558.8)	(1,558.8)	—	(1,558.8)	(1,558.8)

EBIT (excluding Fresh Start adjustments and gain on discharge of liabilities subject to compromise)	(100.4)	(112.1)	(19.7)	(108.1)	(114.2)	(454.5)	(422.2)	(32.3)	(454.5)
Depreciation and amortization	26.5	32.3	10.6	33.6	13.6	116.6	108.7	7.9	116.6
Goodwill impairment	122.0	117.6	37.4	122.4	—	399.4	399.4	—	399.4
Reorganization items, net	—	—	—	—	26.8	26.8	8.4	18.4	26.8
Restructuring and impairment	2.8	29.5	0.1	12.9	1.7	47.0	46.4	0.6	47.0
Other restructuring costs included in general and administrative expenses	0.7	—	—	1.2	3.0	4.9	4.9	—	4.9
Currency remeasurement loss (gain)	—	—	—	—	6.7	6.7	0.4	6.3	6.7
Loss on revaluation of foreign currency forward contract	—	—	—	—	13.2	13.2	13.2	—	13.2
Unrealized gain on revaluation of warrants	—	—	—	—	(63.1)	(63.1)	(63.1)	—	(63.1)
Loss (gain) on sale of capital assets	0.1	(0.1)	0.2	4.4	2.1	6.7	6.7	—	6.7
Non-cash increase in cost of sales from Fresh Start inventory step-up	0.9	1.0	0.2	1.4	—	3.5	3.5	—	3.5
Other non-cash losses (gains)	0.8	0.7	0.3	(1.8)	—	—	—	—

Adjusted EBITDA	$53.4	$68.2	$29.5	$68.1	$(112.0)	$107.2	$106.3	$0.9	$107.2

Three Months Ended March 31, 2005	Transportation		Industrial Energy
		Europe and	North	Europe and			Successor	Predecessor
	North America	ROW	America	ROW	Other	Total	Company	Company	Total
Net income (loss)	$(3.8)	$(17.5)	$3.5	$(6.5)	$(46.3)	$(70.6)	$(70.6)	$—	$(70.6)
Interest expense, net	—	—	—	—	10.1	10.1	10.1	—	10.1
Income tax provision (benefit)	—	—	—	—	0.9	0.9	0.9	—	0.9
Fresh Start accounting adjustments, net	—	—	—	—	—	—	—	—	—
Gain on discharge of liabilities subject to compromise	—	—	—	—	—	—	—	—	—

EBIT (excluding Fresh Start adjustments and gain on discharge of liabilities subject to compromise)	(3.8)	(17.5)	3.5	(6.5)	(35.3)	(59.6)	(59.6)	—	(59.6)
Depreciation and amortization	7.1	6.2	2.6	4.4	4.2	24.5	24.5	—	24.5
Goodwill impairment	—	—	—	—	—	—	—	—	—
Reorganization items, net	—	—	—	—	2.8	2.8	2.8	—	2.8
Restructuring and impairment	1.9	22.5	0.1	10.0	(1.1)	33.4	33.4	—	33.4
Other restructuring costs included in general and administrative expenses	0.7	—	—	1.2	—	1.9	1.9	—	1.9
Currency remeasurement loss (gain)	—	—	—	—	9.7	9.7	9.7	—	9.7
Loss on revaluation of foreign currency forward contract	—	—	—	—	(8.6)	(8.6)	(8.6)	—	(8.6)
Unrealized gain on revaluation of warrants	—	—	—	—	(1.6)	(1.6)	(1.6)	—	(1.6)
Loss (gain) on sale of capital assets	—	(0.3)	—	4.3	1.5	5.5	5.5	—	5.5
Non-cash increase in cost of sales from Fresh Start inventory step-up	—	—	—	—	—	—	—	—	—
Other non-cash losses (gains)	0.2	0.2	0.6	0.4	(1.5)	(0.1)	(0.1)	—	(0.1)

Adjusted EBITDA	$6.1	$11.1	$6.8	$13.8	$(29.9)	$7.9	$7.9	$—	$7.9

Exide Technologies
Adjusted EBITDA Reconciliation by Segment
Fiscal Year Ended March 31, 2004
(in millions)

Fiscal Year Ended March 31, 2004	Transportation		Industrial Energy
		Europe and		Europe and
	North America	ROW	North America	ROW	Other	Total
Net income (loss)	$63.0	$75.7	$14.4	$4.4	$(271.6)	$(114.1)
Interest expense, net	—	—	—	—	99.0	99.0
Income tax provision (benefit)	—	—	—	—	3.3	3.3

EBIT	63.0	75.7	14.4	4.4	(169.3)	(11.8)
Depreciation and amortization	23.8	24.4	12.6	26.8	10.2	97.8
Reorganization items, net	—	—	—	—	67.0	67.0
Restructuring and impairment	2.0	8.5	—	38.4	3.8	52.7
Other restructuring costs included in general and administrative expenses	—	—	—	—	0.8	0.8
Currency remeasurement loss (gain)	—	—	—	—	(43.8)	(43.8)
Loss (gain) on sale of capital assets	(1.9)	0.1	(1.5)	(1.9)	(4.5)	(9.7)
Minority interest	—	—	—	—	0.5	0.5
Cumulative effect of change in accounting principle	—	—	—	—	15.6	15.6
Losses on sales of accounts receivable	—	—	—	—	11.3	11.3
Other non-cash losses (gains)	—	—	—	—	—	—

Adjusted EBITDA	$86.9	$108.7	$25.5	$67.7	$(108.4)	$180.4

Three Months Ended March 31, 2004	Transportation		Industrial Energy
		Europe and		Europe and
	North America	ROW	North America	ROW	Other	Total
Net income (loss)	$12.0	$13.7	$4.6	$(14.2)	$(66.6)	$(50.5)
Interest expense, net	—	—	—	—	24.5	24.5
Income tax provision (benefit)	—	—	—	—	(1.3)	(1.3)

EBIT (excluding Fresh Start adjustments and gain on discharge of liabilities subject to compromise)	12.0	13.7	4.6	(14.2)	(43.4)	(27.3)
Depreciation and amortization	6.1	6.5	3.3	7.4	2.5	25.8
Reorganization items, net	—	—	—	—	21.1	21.1
Restructuring and impairment	0.4	7.1	—	23.7	1.5	32.7
Other restructuring costs included in cost of sales or general and administrative expenses	(0.4)	—	—	—	—	(0.4)
Currency remeasurement loss (gain)	—	—	—	—	(3.6)	(3.6)
Loss (gain) on sale of capital assets	(1.8)	0.1	(1.4)	2.5	(4.3)	(4.9)
Minority interest	—	—	—	—	0.2	0.2
Cumulative effect of change in accounting principle	—	—	—	—	15.6	15.6
Losses on sales of accounts receivable	—	—	—	—	2.0	2.0
Other non-cash losses (gains)	2.5	(0.1)	—	(2.2)	(15.4)	(15.2)

Adjusted EBITDA	$18.8	$27.3	$6.5	$17.2	$(23.8)	$46.0

Exide Technologies
Adjusted EBITDA Reconciliation by Segment
Fiscal Year Ended March 31, 2003
(in millions)

	Transportation		Industrial Energy
		Europe		Europe
	North America	and ROW	North America	and ROW	Other	Total
Net income (loss)	$63.7	$82.6	$4.6	$(5.4)	$(286.4)	$(140.9)
Interest expense, net	—	—	—	—	105.8	105.8
Income tax provision (benefit)	—	—	—	—	27.0	27.0

EBIT	63.7	82.6	4.6	(5.4)	(153.6)	(8.1)
Depreciation and amortization	25.9	20.4	12.0	22.6	10.9	91.8
Goodwill impairment	—	—	—	37.0		37.0
Reorganization items, net	—	—	—	—	36.4	36.4
Restructuring and impairment	5.1	5.6	4.8	9.6	0.6	25.7
Other restructuring costs included in general and administrative expenses	—	0.2	—	2.1		2.3
Currency remeasurement loss (gain)	—	—	—	—	(22.8)	(22.8)
Loss (gain) on sale of capital assets	—	—	—	(0.2)	(0.8)	(1.0)
Minority interest	—	—	—	—	0.2	0.2
Losses on sales of accounts receivable	—	—	—	—	12.0	12.0
Other non-cash losses (gains)	(2.2)	0.6	(1.2)	3.0	3.9	4.1

Adjusted EBITDA	$92.5	$109.4	$20.2	$68.7	$(113.2)	$177.6

Exide Technologies
Adjusted EBITDA Reconciliation by Segment
Fiscal Year Ended March 31, 2002
(in millions)

	Transportation		Industrial Energy
		Europe		Europe
	North America	and ROW	North America	and ROW	Other	Total
Net income (loss)	$(14.0)	$65.4	$(69.6)	$9.4	$(295.3)	$(304.1)
Interest expense, net					136.2	136.2
Income tax provision (benefit)					(1.4)	(1.4)

EBIT	(14.0)	65.4	(69.6)	9.4	(160.5)	(169.3)
Depreciation and amortization	31.2	25.7	11.4	25.4	7.0	100.7
Goodwill impairment			105.0			105.0
Advisor fees					11.2	11.2
Restructuring and impairment	7.4	0.3	8.9	(1.1)	17.6	33.1
Daramic purchase commitment	15.5					15.5
Currency remeasurement loss (gain)					5.1	5.1
Loss (gain) on sale of capital assets					(1.1)	(1.1)
Minority interest					0.2	0.2
Cumulative effect of change in accounting principle					0.5	0.5
LCE contract termination					(8.2)	(8.2)
Loss on debt-to-equity conversion					13.9	13.9
Losses on sales of accounts receivable					14.6	14.6
Bad debt provisions for Kmart and China	12.6			3.4		16.0
Non-cash inventory write-offs	0.5	2.5	0.5	8.7		12.2
Other non-cash losses (gains)	1.6	(0.1)	(1.5)	2.8	1.7	4.5

Adjusted EBITDA	$54.8	$93.8	$54.7	$48.6	$(98.0)	$153.9